UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23457

HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford Funds Our Benchmark is The Investor®. Hartford Schroders Opportunistic Income Fund Annual Report October 31, 2020 Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with the Fund. If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Schroders Opportunistic Income Fund. The following is the Fund’s Annual Report covering the period from November 1, 2019 through October 31, 2020.

Market Review

During the 12 months ended October 31, 2020, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.71% – an impressive number, to be sure, but one that doesn’t begin to capture the drama of a pandemic-driven roller-coaster ride that has plunged the world into economic depths not seen since the Great Recession.

The period began with record-low unemployment, positive stock performances, and an optimistic global growth outlook. In late 2019, for example, months of trade tensions between the U.S. and China appeared to be eased by an initial agreement on tariff and trade reforms. The so-called “Phase One” deal, coupled with progress on resolving issues surrounding the U.K.’s withdrawal from the EU and a new United States-Mexico-Canada Agreement signed in January, 2020, brought calm to markets and seemed to set the stage for a strong 2020.

Instead, the novel coronavirus (COVID-19) pandemic erupted in late January and helped trigger a global recession. As world leaders grappled with the “new normal” of social distancing measures, business closures, and other mitigation efforts, many investors headed for the exits in March, 2020, bringing the longest bull market in U.S. economic history to an abrupt end. By mid-April, the U.S. unemployment rate had surged to 14.7%.

Late April 2020 brought a surprising recovery in U.S. markets, largely in response to an unprecedented economic rescue effort from central banks, including the U.S. Federal Reserve (Fed), which reduced interest rates to near zero and pledged trillions in U.S. securities purchases.

On the fiscal side, the U.S. government unveiled a series of aggressive policy initiatives, including passage of the $2 trillion CARES Act in late March, 2020. The combined fiscal and monetary support provided a lifeline to many businesses large and small, helping to reduce the nation’s unemployment rate in September, 2020, to 7.9% – still alarmingly high compared with the record-low 3.5% in February.

By the period’s end, the U.S. had reached another grim milestone of more than 230,000 coronavirus deaths. As fall cases surged, a new round of lockdowns and restrictions on economic activity, particularly in Europe, were widely adopted; however, Congress deadlocked over providing further economic stimulus. A late-period market selloff triggered by worsening virus numbers reminded investors of the potential for further economic uncertainty ahead. In addition, a contentious U.S. presidential campaign divided the nation.

As we continue to endure spikes in COVID-19 cases while awaiting the regulatory approvals and distribution of a safe and effective vaccine, uncertainty remains. In these unprecedented times, it’s more important than ever to maintain a strong relationship with your financial professional.

Thank you again for investing in Hartford Schroders Opportunistic Income Fund. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford Schroders Opportunistic Income Fund

The views expressed in the Fund’s Manager Discussion contained in the Fund Overview section are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in the Fund’s Manager Discussion reflects the returns of the Fund’s Class A shares, before sales charges. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Schroders Opportunistic Income Fund

Fund Overview

October 31, 2020 (Unaudited)

Inception 11/01/2019 Sub-advised by Schroder Investment Management North America Inc.	Investment objective - The Fund seeks to provide current income and long-term total return consistent with preservation of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Total Returns

for the Period Ending 10/31/2020

Since Inception[1]
Class A2	0.59%
Class A3	-2.42%
Class A2	0.58%
Class I	0.69%
Class SDR	0.90%
ICE BofA US ABS & CMBS Index	3.85%
S&P/LSTA Leveraged Loan Index	1.70%

[1]	Inception for Class A, Class I and Class SDR: 11/01/2019. Inception for Class A2: 01/08/2020. Cumulative returns not annualized.
[2]	Without sales charge.
[3]	Reflects maximum sales charge of 3.00%.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when repurchased, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

There is no initial sales charge on purchases of Class A shares of $1 million or more, however, a contingent deferred sales charge of up to 1.00% may be imposed if such Class A shares are repurchased within eighteen (18) months of their purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or repurchase of Fund shares on 10/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

You cannot invest directly in an index.

ICE BofA US ABS & CMBS Index (reflects no deduction for fees, expenses or taxes) tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed-securities and fixed rate commercial mortgage backed-securities publicly issued in the US domestic market.

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market value-weighted index that is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance information may reflect current or historical waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	2.66%	2.48%
Class A2	3.16%	2.98%
Class I	2.36%	2.18%
Class SDR	2.16%	1.98%

*

Expenses as shown in the Fund’s prospectuses dated November 1, 2019 and January 8, 2020. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2021 unless the Fund’s Board of Trustees approves an earlier termination. Adjusted Expense Ratios for Class A, Class A2, Class I and SDR are 2.15%, 2.65%, 1.85%, 1.65%, respectively, and reflect the net expense ratio of a class reduced by certain investment interest expenses. The Fund’s adviser is permitted to seek reimbursement from the Fund of fees waived or expense reimbursements for a period of three years from the date of such waiver or reimbursement. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2020.

2

Hartford Schroders Opportunistic Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

Key Fund Information: The Fund is a continuously offered closed-end interval fund. Investors in a closed-end interval fund may purchase shares daily but do not have the right to redeem their shares on a daily basis. Shareholders may sell Fund shares only through the Fund’s quarterly offers to repurchase between 5% and 25% of its outstanding shares at Net Asset Value per share. There is no guarantee that an investor will be able to sell their shares in the quantity desired during a repurchase offer. There is no secondary market for

Fund shares. Fund shares are not listed on an exchange. Investors should consider Fund shares to be an illiquid investment. The Fund expects to make monthly distributions, which may include a return of capital. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January. Investors who seek liquidity or cannot tolerate risk of loss should not invest in the Fund.

Portfolio Managers

Hartford Schroders Opportunistic Income Fund’s sub-adviser is Schroders Investment Management North America Inc.

Michelle Russell-Dowe

Portfolio Manager and Head of Securitized Credit

Schroder Investment Management North America Inc.

Anthony Breaks, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of Hartford Schroders Opportunistic Income Fund returned 0.59%, before sales charge, for the period from November 1, 2019 (commencement of operations) through October 31, 2020, underperforming the ICE BofA US ABS & CMBS Index, which returned 3.85% for the same period, and the S&P/LSTA Leveraged Loan Index, which returned 1.70% for the same period. For the same period, the Class A shares of the Fund outperformed the -1.40% average return of the Lipper Loan Participation Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, returns in the securitized credit space were close to zero. Most securitized credit does not offer much duration exposure, and thus these securities have not directly benefited from duration. Returns in securitized credit investments were generated primarily from carry (where an investor holds a bond to maturity and generates return from the interest paid by the bond’s issuer) and spread movements. With many investors having returned to traditional fixed income investments in response to the coronavirus pandemic, securitized spread tightening has also lagged the liquidity-fueled recovery in yield spreads seen in the corporate and the municipal markets.

The Fund launched during the period and deployed capital pursuant to its investment strategy. Investment exposures were focused on non-U.S. mortgage-backed securities (MBS), which the Fund considers to be attractive from a carry perspective – and sub-sectors within asset-backed securities (ABS), including consumer, home equity and student loans. The Fund also allocated assets to U.S. mortgage and real-estate-related corporate securities.

We believe that seeking to optimize income return, predominantly in the investment-grade space, is essential in the current market environment, as we do not believe duration will be a material source of returns for the Fund in the near term. We maintained some exposures in agency MBS, as the sector is directly supported and can be used for quickly increasing liquidity when necessary. Reverse repurchase agreement transactions also served as a liquidity tool. On a sector basis, real-estate-related corporate securities had the largest positive contribution to the Fund’s performance. Allocations to ABS and Mortgage Insurance credit risk transfer (CRT) securities also performed well. We believe mortgage insurance and single-family rentals are supported by strong fundamentals and structural protections. Commercial mortgage-backed securities (CMBS), particularly in single-asset/single-borrower (SASB) investments, were the largest detractor from Fund performance, although the sector had the most notable recovery among the sectors in which the Fund invests from its first quarter 2020 lows. The securitized credit sector has generally recovered from heightened spread widening that occurred in March 2020, but since then some sectors have lagged the recovery in the government-supported corporate market. We believe that investment opportunities in CMBS and AAA collateralized loan obligations (CLOs) may be on the horizon, but timing is critical, and we are waiting for that opportunity to develop.

Currency futures and forwards were used within the Fund during the period for hedging against currency fluctuations on non-U.S.-dollar bonds. These derivative transactions did not have a material impact on the Fund’s performance.

What is the outlook as of the end of the period?

With direct buying programs available in the corporate markets, yield spreads have tightened and corporate debt issuance has been high in that sector. Combined with low Treasury yields, we believe the landscape for fixed income has dramatically changed. In our view, traditional sources of return, such as duration and roll-down, are unlikely to generate return in traditional fixed income investments. With low rates and yield spreads once again tighter, we believe that most of the possible returns from duration and spread tightening – in sectors with aggressive issuance and buying – have been realized. We feel that, in a very low yield environment, moral hazard and risk-taking incentives are high.

We believe that securitized sectors such as AAA-rated auto loans and credit card receivables have recovered, but we think there are still recovery opportunities and credit opportunities within the securitized

3

Hartford Schroders Opportunistic Income Fund

Fund Overview – (continued)

October 31, 2020 (Unaudited)

space, such as non-agency MBS, non-U.S. MBS, equipment, and single-family rentals that we believe remain a near-term opportunity. As we believe that sources of return will continue to come from carry products, we remained focused on housing as of the end of the period. Mortgage insurance CRTs continue to be an allocation focus, and we have added corporate financial debt from these issuers. Additionally, there are longer-term opportunities that we believe are likely to offer upside as the market evolves, including in CMBS and CLOs, and as of the end of the period, we view these sectors as viable opportunity-sets in the near term.

We continue to await a fiscal package in the U.S., and we expect that further fiscal support will be provided. We believe that lower-income U.S. consumers are in a fragile position. Many of these consumers have benefited from employment support through direct payments or furloughs and these programs have been necessary to the recovery in consumer spending. While we believe this support is likely to continue for as long as it takes to have an immunized population, we feel there will almost certainly be long-term fall-out. We do not believe the employment levels prior to the coronavirus pandemic will be fully recovered in the near term. For the sectors sensitive to the low- income consumer, we believe more uncertainty may be priced in. We believe that commercial real estate, including hotels, retail properties and airlines, and securities with a higher degree of leverage or credit exposure, may be structurally impacted.

We do think that, over the next six to twelve months, we will see an influx of information as forbearance periods end and resolutions resume in the real estate markets, and as federal programs normalize. We believe there will likely be winners and losers as a result, and the winners and losers will likely evolve over time. These developments are anticipated to create additional investment opportunities, and it is our belief that remaining flexible is important to capturing new and current opportunities.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is newly organized with limited operating history. • The Fund expects to invest a large portion in private investments, including private commercial real estate loans, which are not publicly traded and must be fair valued by the Fund. Such valuations are inherently uncertain. • Real estate related securities are subject to the risks associated with credit, liquidity, interest rate fluctuation, adverse general and local economic conditions, and decreases in real estate values and occupancy rates. Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) and real estate related loans include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • The Fund may use repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. • Use of leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities.

Although the Fund has implemented a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares he or she desires to sell. Accordingly, the Fund should be considered an illiquid investment.

Composition by Security Type(1)

as of 10/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	15.8%

Total	15.8%

Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	109.4%
Corporate Bonds	10.4
U.S. Government Agencies(2)	5.9

Total	125.7%

Short-Term Investments	2.6
Other Assets & Liabilities	(44.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2020.

4

Hartford Schroders Opportunistic Income Fund

Schedule of Investments

October 31, 2020

Shares or Principal Amount			Market Value†
COMMON STOCKS - 15.8%
		Diversified Financials - 15.4%
	150,000	AGNC Investment Corp. REIT	$2,095,500
	250,000	Annaly Capital Management, Inc. REIT	1,772,500

			3,868,000

		Real Estate - 0.4%
	2,190	Kilroy Realty Corp. REIT	103,105

		Total Common Stocks (cost $3,613,268)	$3,971,105

ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 109.4%
		Asset-Backed - Finance & Insurance - 6.2%
	$500,000	Parliament Street Finance LLC 5.50%, 08/13/2025(1)(2)	$498,750
	10,000	Sofi Professional Loan Program LLC 0.01%, 11/16/2048(1)(2)(3)	586,196
	484,142	VCAT LLC 3.67%, 08/25/2050(3)(4)	488,507

			1,573,453

		Asset-Backed - Home Equity - 4.2%
	500,000	Home RE Ltd. 3.40%, 05/25/2029, 1 mo. USD LIBOR + 3.250%(3)(5)	469,660
	127,203	Legacy Mortgage Asset Trust 4.00%, 12/28/2054(3)(6)	128,399
	504,028	Master Asset Backed-Securities Trust 0.45%, 05/25/2037, 1 mo. USD LIBOR + 0.300%(3)(5)	459,627

			1,057,686

		Asset-Backed - Student Loan - 9.3%
		Income Contingent Student Loan
GBP	997,709	1.32%, 07/24/2058, 12 mo. GBP LIBOR + 1.000%(5)(7)(8)	1,280,111
	830,541	1.33%, 07/24/2056, 12 mo. GBP LIBOR + 0.100%(5)(7)(8)	1,065,239

			2,345,350

		Commercial Mortgage-Backed Securities - 4.5%
	$1,220,302	Hospitality Mortgage Trust 2.15%, 11/15/2036, 1 mo. USD LIBOR + 2.000%(3)(5)	1,133,887

		Other Asset-Backed Securities - 26.4%
	262,652	CSMC Trust 4.10%, 09/27/2066(3)(6)	263,536
		CWHEQ Revolving Home Equity Loan Trust
	869,160	0.29%, 01/15/2037, 1 mo. USD LIBOR + 0.140%(5)(8)	828,054
	442,821	0.30%, 02/15/2037, 1 mo. USD LIBOR + 0.150%(5)	425,035
	416,468	0.33%, 05/15/2036, 1 mo. USD LIBOR + 0.180%(5)	401,922
	300,000	OneMain Financial Issuance Trust 3.83%, 06/18/2031(3)	307,451
		Preston Ridge Partners Mortgage Trust LLC
	500,000	2.61%, 10/25/2025(3)(4)	499,940
	658,001	3.35%, 11/25/2024(3)(4)	659,664
		SLM Student Loan Trust
EUR	1,134,206	0.00%, 10/25/2039, 3 mo. Euribor + 0.400%(5)(7)(8)	1,253,637
	1,800,000	0.04%, 07/25/2039, 3 mo. Euribor + 0.550%(5)(7)(8)	1,990,495

			6,629,734

		Whole Loan Collateral CMO - 58.8%
		Alba plc
GBP	232,640	0.22%, 03/17/2039, 3 mo. GBP LIBOR + 0.170%(5)(7)	288,141
	1,025,656	0.23%, 12/15/2038, 3 mo. GBP LIBOR + 0.170%(5)(7)(8)	1,269,479

Shares or Principal Amount			Market Value†

ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 109.4% - (continued)
		Whole Loan Collateral CMO - 58.8% - (continued)
	$450,000	Banc of America Funding Trust 2.84%, 06/26/2035(3)(6)	$421,725
	159,732	Banc of America Mortgage Trust 3.11%, 07/25/2035(6)	155,317
	1,000,000	Bellemeade Re Ltd. 3.25%, 04/25/2029, 1 mo. USD LIBOR + 3.100%(3)(5)	955,528
	1,000,000	BF NYT Mortgage Trust 2.65%, 12/15/2035, 1 mo. USD LIBOR + 2.500%(3)(5)	970,196
	264,688	Eagle RE Ltd. 1.95%, 04/25/2029, 1 mo. USD LIBOR + 1.800%(3)(5)	262,962
GBP	47,506	Eurosail PRIME plc 0.46%, 09/13/2045, 3 mo. GBP LIBOR + 0.400%(5)(7)	59,297
		Fannie Mae Connecticut Avenue Securities
	$513,881	2.35%, 01/25/2030, 1 mo. USD LIBOR + 2.200%(5)	507,457
	457,811	3.15%, 10/25/2029, 1 mo. USD LIBOR + 3.000%(5)	461,126
	278,485	3.70%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(5)	286,209
	1,041,229	4.40%, 01/25/2029, 1 mo. USD LIBOR + 4.250%(5)	1,068,063
	381,000	FirstKey Homes LLC 3.64%, 09/17/2025(3)	388,536
	470,471	IndyMac INDX Mortgage Loan Trust 0.31%, 04/25/2037, 1 mo. USD LIBOR + 0.160%(5)	435,432
GBP	813,150	Landmark Mortgage Securities plc 0.33%, 04/17/2044, 3 mo. GBP LIBOR + 0.280%(5)(7)(8)	990,781
	837,163	Ludgate Funding plc 0.25%, 12/01/2060, 3 mo. GBP LIBOR + 0.190%(5)(7)(8)	1,034,144
	$1,000,000	Oaktown Re IV Ltd. 7.15%, 07/25/2030, 1 mo. USD LIBOR + 7.000%(3)(5)	1,038,688
	433,325	Preston Ridge Partners Mortgage Trust LLC 2.98%, 02/25/2025(3)(4)	433,826
	252,219	Radnor RE Ltd. 2.10%, 02/25/2029, 1 mo. USD LIBOR + 1.950%(3)(5)	252,110
		RMAC Securities plc
GBP	795,691	0.21%, 06/12/2044, 3 mo. GBP LIBOR + 0.150%(5)(7)(8)	1,639,009
	989,682	0.23%, 06/12/2044, 3 mo. GBP LIBOR + 0.170%(5)(7)(8)	1,225,203
	$376,828	WaMu Mortgage Pass-Through Certificates Trust 2.89%, 08/25/2033(6)	383,861
	272,085	Wells Fargo Mortgage Backed Securities Trust 3.18%, 10/25/2037(6)	262,011

			14,789,101

		Total Asset & Commercial Mortgage-Backed Securities (cost $27,480,930)	$27,529,211

CORPORATE BONDS - 10.4%
		Diversified Financial Services - 0.9%
	$234,000	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. 3.88%, 03/01/2031(3)	$230,198

		Insurance - 9.5%
	956,071	Ambac LSNI LLC 6.00%, 02/12/2023, 3 mo. USD LIBOR + 5.000%(3)(5)(8)	951,290

The accompanying notes are an integral part of these financial statements.

5

Hartford Schroders Opportunistic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 10.4% - (continued)
	Insurance - 9.5% - (continued)
$1,319,000	NMI Holdings, Inc. 7.38%, 06/01/2025(3)	$1,437,710

		2,389,000

	Total Corporate Bonds (cost $2,576,329)	$2,619,198

U.S. GOVERNMENT AGENCIES - 5.9%
	Mortgage-Backed Agencies - 5.9%
	FHLMC - 4.1%
$500,000	1.50%, 11/01/2050	$502,706
500,000	6.15%, 08/25/2050, 1 mo. USD LIBOR + 6.000%(3)(5)	515,016

		1,017,722

	FNMA - 1.8%
440,796	2.00%, 07/01/2050	454,787

	Total U.S. Government Agencies (cost $1,454,260)	$1,472,509

	Total Long-Term Investments (cost $35,124,787)	$35,592,023

SHORT-TERM INVESTMENTS - 2.6%
	Other Investment Pools & Funds - 2.6%
651,907	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(9)	$651,907

	Total Short-Term Investments (cost $651,907)	$651,907

Total Investments (cost $35,776,694)	144.1%	$36,243,930
Other Assets and Liabilities	(44.1)%	(11,092,189)

Total Net Assets	100.0%	$25,151,741

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Trustees. At October 31, 2020, the aggregate fair value of these securities was $1,084,946, which represented 4.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Trustees.

(2)	Investment valued using significant unobservable inputs.

(3)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $12,854,652, representing 51.1% of net assets.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2020. Base lending rates may be subject to a floor or cap.

(6)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the aggregate value of these securities was $12,095,536, representing 48.1% of net assets.

(8)	All, or a portion of the security, was pledged as collateral in connection with reverse repurchase agreements. As of October 31, 2020, the market value of securities pledged was $13,527,442.

(9)	Current yield as of period end.

Reverse Repurchase Agreements Outstanding at October 31, 2020
Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Value	Value Including Accrued Interest
JP Morgan Chase Bank	1.640%	10/30/2020	11/27/2020	USD	(877,000)	$(877,000)	$(877,080)
JP Morgan Chase Bank	2.399%	09/14/2020	12/11/2020	USD	(715,000)	(715,000)	(717,088)
JP Morgan Chase Bank	0.322%	08/12/2020	11/12/2020	EUR	(1,384,560)	(1,612,527)	(1,613,710)
JP Morgan Chase Bank	0.714%	10/09/2020	01/08/2021	GBP	(2,098,750)	(2,718,930)	(2,720,155)
JP Morgan Chase Bank	0.809%	09/24/2020	11/20/2020	GBP	(580,425)	(751,941)	(752,573)
JP Morgan Chase Bank	0.816%	09/24/2020	11/20/2020	GBP	(685,385)	(887,916)	(888,668)
Merrill Lynch Mortgage Investors Trust	0.250%	09/25/2020	12/23/2020	EUR	(964,643)	(1,123,471)	(1,123,762)
Merrill Lynch Mortgage Investors Trust	1.000%	09/29/2020	12/23/2020	GBP	(1,949,280)	(2,525,292)	(2,525,292)

Total						$(11,212,077)	$(11,218,328)

The accompanying notes are an integral part of these financial statements.

6

Hartford Schroders Opportunistic Income Fund

Schedule of Investments – (continued)

October 31, 2020

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Foreign Currency Contracts Outstanding at October 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
589,000	GBP	761,008	USD	JPM	11/18/2020	$2,127	$—
11,808	GBP	15,431	USD	MSC	11/18/2020	—	(131)
468,451	USD	400,366	EUR	MSC	11/18/2020	1,980	—
45,204	USD	38,550	EUR	JPM	11/18/2020	289	—
2,734,644	USD	2,114,997	GBP	JPM	11/18/2020	—	(5,642)

Total Foreign Currency Contracts						$4,396	$(5,773)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley

Currency Abbreviations:
EUR	Euro
GBP	British Pound
USD	United States Dollar

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)(3)
Assets
Common Stocks
Diversified Financials	$3,868,000	$3,868,000	$—	$—
Real Estate	103,105	103,105	—	—
Asset & Commercial Mortgage-Backed Securities	27,529,211	—	26,444,265	1,084,946
Corporate Bonds	2,619,198	—	2,619,198	—
U.S. Government Agencies	1,472,509	—	1,472,509	—
Short-Term Investments	651,907	651,907	—	—
Foreign Currency Contracts(2)	4,396	—	4,396	—

Total	$36,248,326	$4,623,012	$30,540,368	$1,084,946

Liabilities
Foreign Currency Contracts(2)	$(5,773)	$—	$(5,773)	$—
Reverse Repurchase Agreements	(11,212,077)	—	(11,212,077)	—

Total	$(11,217,850)	$—	$(11,217,850)	$—

(1)	For the period ended October 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

(3)	Level 3 securities were valued using broker quotes.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the period ending October 31, 2020:

	Asset & Commercial Mortgage-Backed Securities	Total
Beginning balance	$—	$—
Purchases	1,113,158	1,113,158
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/(depreciation)	(28,212)	(28,212)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending balance	$1,084,946	$1,084,946

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2020 was $(28,212).

The accompanying notes are an integral part of these financial statements.

7

Hartford Schroders Opportunistic Income Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at market value	$36,243,930
Cash at broker	99,937
Unrealized appreciation on foreign currency contracts	4,396
Receivables:
From affiliates	5,436
Investment securities sold	877,018
Dividends and interest	93,786
Other assets	31,473

Total assets	37,355,976

Liabilities:
Unrealized depreciation on foreign currency contracts	5,773
Due to custodian	877,000
Reverse repurchase agreements	11,212,077
Payables:
Investment management fees	50,091
Transfer agent fees	11,186
Accounting services fees	298
Board of Trustees’ fees	89
Distribution fees	259
Interest on reverse repurchase agreements	6,251
Accrued expenses	41,211

Total liabilities	12,204,235

Net assets	$25,151,741

Summary of Net Assets:
Capital stock and paid-in-capital	$25,242,150
Accumulated loss	(90,409)

Net assets	$25,151,741

Shares authorized	12,500,000

Par value	$0.0001

Class A: Net asset value per share	$24.88

Maximum offering price per share	$25.65

Shares outstanding	252,679

Net Assets	$6,285,499

Class A2: Net asset value per share	$24.85

Shares outstanding	404

Net Assets	$10,041

Class I: Net asset value per share	$24.89

Shares outstanding	252,732

Net Assets	$6,290,916

Class SDR:Net asset value per share	$24.93

Shares outstanding	504,046

Net Assets	$12,565,285

Cost of investments	$35,776,694

The accompanying notes are an integral part of these financial statements.

8

Hartford Schroders Opportunistic Income Fund(1)

Statement of Operations

For the Period Ended October 31, 2020

Investment Income:
Dividends	$87,681
Interest	665,827

Total investment income, net	753,508

Expenses:
Investment management fees	280,250
Transfer agent fees
Class A	15,496
Class A2	20
Class I	15,510
Class SDR	31,216
Distribution fees
Class A	15,169
Class A2	59
Custodian fees	5,628
Registration and filing fees	117,748
Accounting services fees	3,772
Board of Trustees’ fees	667
Audit and tax fees	42,190
Legal fees	54,891
Other expenses	29,726

Total expenses (before interest expense)	612,342

Interest expense	30,816

Total expenses (before waivers and reimbursements)	643,158

Expense waivers	(167,240)
Distribution fee reimbursements	(14,027)

Total waivers and reimbursements	(181,267)

Total expenses, net	461,891

Net Investment Income (Loss)	291,617

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(563,083)
Futures contracts	21,266
Other foreign currency transactions	7,934

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(533,883)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions of:
Investments	424,472
Foreign currency contracts	(1,377)
Translation of other assets and liabilities in foreign currencies	90

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	423,185

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(110,698)

Net Increase (Decrease) in Net Assets Resulting from Operations	$180,919

(1)	Commenced operations on November 1, 2019.

The accompanying notes are an integral part of these financial statements.

9

Hartford Schroders Opportunistic Income Fund

Statement of Changes in Net Assets

For the Period Ended October 31, 2020(1)
Operations:
Net investment income (loss)	$291,617
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(533,883)
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	423,185

Net Increase (Decrease) in Net Assets Resulting from Operations	180,919

Distributions to Shareholders:
Class A	(65,544)
Class A2	(112)
Class I	(66,865)
Class SDR	(140,295)

Total distributions	(272,816)

Capital Share Transactions:
Sold	25,110,000
Issued on reinvestment of distributions	133,638

Net increase from capital share transactions	25,243,638

Net Increase (Decrease) in Net Assets	25,151,741

Net Assets:
Beginning of period	—

End of period	$25,151,741

(1)	Commenced operations on November 1, 2019.

The accompanying notes are an integral part of these financial statements.

10

Hartford Schroders Opportunistic Income Fund

Statement of Cash Flows

For the Period Ended October 31, 2020

Increase (decrease) in cash
Cash flows from operating activities
Net increase in net assets resulting from operations	$180,919

Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of investment securities	$(58,884,267)
Sales of investment securities	22,400,864
Net purchases, sales and maturities of short-term investments	(651,907)
Net amortization/accretion of premium (discount)	12,381
Increase in affiliate receivable	(5,436)
Increase in dividends and interest receivable	(93,786)
Increase in other assets	(31,473)
Increase in investment management fees payables	50,091
Increase in accounting services fees payables	298
Increase in transfer agent fees payable	11,186
Increase in Board of Trustees’ fees payables	89
Increase in distribution fees payables	259
Increase in interest on reverse repurchase agreements	6,251
Increase in accrued expenses	41,211
Net realized loss on investments	563,083
Net change in unrealized (appreciation) depreciation of investments in securities	(424,472)
Net change unrealized (appreciation) depreciation on forward foreign currency exchange contracts	1,377

Net cash used for operating activities	$(37,004,251)

Cash flows from financing activities
Increase in payable to custodian	$877,000
Proceeds from reverse repurchase agreements	17,822,985
Repayment of reverse repurchase agreements	(6,747,538)
Proceeds from shares sold	25,110,000
Dividends paid to shareholders	(139,178)

Net cash provided by financing activities	$36,923,269

Net increase in cash and foreign currency	$99,937

Cash, beginning of period	$—
Cash, end of period*	$99,937

Supplemental disclosure of cash flow information:
Reinvestment of dividends	$133,638
Cash paid during the period for interest	$24,565

*	Cash represents restricted cash held at broker.

The accompanying notes are an integral part of these financial statements.

11

Hartford Schroders Opportunistic Income Fund

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period(2)	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(6)		Portfolio Turnover

For the Period Ended October 31, 2020
A(8)	$25.00	$0.25	$(0.11)	$0.14	$(0.26)	$(0.26)	$24.88	0.59	%(7)	$6,285	2.83	%(9)	2.05	%(9)	1.04	%(9)	93	%(11)
A2(10)	25.00	0.25	(0.12)	0.13	(0.28)	(0.28)	24.85	0.58	(7)	10	3.31	(9)	2.10	(9)	1.28	(9)	93	(11)
I(8)	25.00	0.27	(0.11)	0.16	(0.27)	(0.27)	24.89	0.69	(7)	6,291	2.58	(9)	1.98	(9)	1.12	(9)	93	(11)
SDR(8)	25.00	0.32	(0.11)	0.21	(0.28)	(0.28)	24.93	0.90	(7)	12,565	2.58	(9)	1.78	(9)	1.31	(9)	93	(11)

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete repurchase of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)

The ratio of expenses before adjustments to average net assets excluding interest expense for the period November 1, 2019 through October 31, 2020 was 2.70%, 3.19%, 2.45% and 2.45% for Class A, Class A2, Class I and Class SDR, respectively.

(4)

The ratio of expenses after adjustments to average net assets excluding interest expense for the period November 1, 2019 through October 31, 2020 was 1.93%, 1.97%, 1.85% and 1.65% for Class A, Class A2, Class I and Class SDR, respectively. This includes the impact of certain non-contractual waivers.

(5)	Adjustments include waivers and reimbursements, if applicable.
(6)

The ratio of net investment income to average net assets excluding interest expense for the period November 1, 2019 through October 31, 2020 was 1.17%, 1.41%, 1.25% and 1.44% for Class A, Class A2, Class I and Class SDR, respectively.

(7)	Not annualized.
(8)	Commenced operations on November 1, 2019.
(9)	Annualized.
(10)	Commenced operations on January 8, 2020.
(11)	Reflects the Fund’s portfolio turnover for the fiscal period November 1, 2019 through October 31, 2020.

The accompanying notes are an integral part of these financial statements.

12

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements

October 31, 2020

1.	Organization:

Hartford Schroders Opportunistic Income Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund operates as an “interval fund” pursuant to which it will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding common shares of beneficial interest at net asset value (“NAV”).

The Fund is a diversified, closed-end management investment company and applies the specialized accounting and reporting under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

The Fund commenced operations on November 1, 2019. The Fund has registered for sale Class A, Class A2, Class I and Class SDR shares. Class A, Class I and Class SDR shares commenced operations on November 1, 2019. Class A2 shares commenced operations on January 8, 2020. Class A shares are sold with a front-end sales charge up to 3.00%. There is no initial sales charge on purchases of Class A shares of $1 million or more; however, a contingent deferred sales charge of up to 1.00% may be imposed if such Class A shares are repurchased within eighteen (18) months of their purchase. Class A2, Class I and Class SDR shares do not have a sales charge.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”) and in accordance with Accounting Standards Codification as set forth by the Financial Accounting Standards Board. The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of the Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of the Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Trustees of the Fund (the “Board of Trustees”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause its NAV to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase shares of the Fund.

Fixed income investments (other than short-term obligations) held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost. Directly originated loans will be valued on an individual loan level and fair valuation of such loans will be performed using inputs that incorporate borrower level data, including significant events affecting the issuer or collateral, accruals, and market developments. The Fund expects to use a third-party valuation firm to value its loan investments, subject to oversight by Hartford Funds Management Company, LLC

13

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

October 31, 2020

(“HFMC”) and the Board of Trustees in accordance with the Fund’s valuation policies and procedures. Directly originated loans categorized as Level 3 investments will be initially valued at their initial transaction price and subsequently valued using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), (ii) comparisons to benchmark derivative indices and/or (iii) valuation models. An illiquidity discount is applied where appropriate. The unobservable inputs and assumptions may differ by asset and in the application of the Fund or its selected vendor’s valuation methodologies. The reported fair value estimates could vary materially if different unobservable inputs and other assumptions were chosen.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, exchange or request the repurchase of shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Trustees.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

14

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

October 31, 2020

For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)

Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statement of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of the Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Trustees. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of the Fund is to pay dividends from net investment income, if any, monthly, and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)

Cash Flow Information – The Fund has included a Statement of Cash Flows, which provides additional information on cash receipts and cash payments, as a result of its significant investments in reverse repurchase agreements throughout the period. Cash may include domestic and foreign currency as well as restricted cash held at brokers.

15

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

October 31, 2020

3.	Securities and Other Investments:

a)

Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of the Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See the Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2020.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from the Fund’s portfolio turnover rate. See the Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2020.

c)

Mortgage-Related and Other Asset-Backed Securities – The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See the Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2020.

d)

Reverse Repurchase Agreements – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. The Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in the Fund’s net asset value.

For the period ended October 31, 2020, the Fund had an outstanding reverse repurchase agreement balance for 251 days. The average amount of borrowings was $3,707,924 and the annualized weighted average interest rate was 4.87% during the 365 day period since inception.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under a master repurchase agreement and net of the related collateral received/pledged by the Fund as of October 31, 2020:

Counterparty	Reverse Repurchase Agreement	Collateral Pledged[1]	Net Amount[2]
JP Morgan Chase Bank	$7,563,314	$(7,563,314)	$—
Merrill Lynch Mortgage Investors Trust	3,648,763	(3,648,763)	—

	$11,212,077	$(11,212,077)	$—

[1]

Collateral with a value of $13,527,442 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

16

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

October 31, 2020

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)

Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, the Fund may be required to post margin equal to its outstanding exposure thereunder.

b)

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

c)	Additional Derivative Instrument Information:

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$4,396	$—	$—	$—	$—	$4,396

Total	$—	$4,396	$—	$—	$—	$—	$4,396

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$5,773	$—	$—	$—	$—	$5,773

Total	$—	$5,773	$—	$—	$—	$—	$5,773

The Effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$1,540	$19,726	$—	$—	$—	$—	$21,266

Total	$1,540	$19,726	$—	$—	$—	$—	$21,266

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(1,377)	$—	$—	$—	$—	$(1,377)

Total	$—	$(1,377)	$—	$—	$—	$—	$(1,377)

17

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

October 31, 2020

For the period ended October 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	1
Futures Contracts Short at Number of Contracts	(31)
Foreign Currency Contracts Purchased at Contract Amount	$64,703
Foreign Currency Contracts Sold at Contract Amount	$280,425

d)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Fund as of October 31, 2020:

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$4,396	$(5,773)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,396	(5,773)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$4,396	$(5,773)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
JP Morgan Chase & Co.	$2,416	$(2,416)	$—	$—	$—
Morgan Stanley	1,980	(131)	—	—	1,849

Total	$4,396	$(2,547)	$—	$—	$1,849

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
JP Morgan Chase & Co.	$(5,642)	$2,416	$—	$—	$(3,226)
Morgan Stanley	(131)	131	—	—	—

Total	$(5,773)	$2,547	$—	$—	$(3,226)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

The Fund’s investments expose it to various types of risks associated with financial instruments and the markets. The Fund may be exposed to the risks described below. The Fund’s prospectus provides details of its principal risks.

Certain investments held by the Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to

18

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

October 31, 2020

interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of the fund that holds securities with higher credit risk may be more volatile than those of the fund that holds bonds with lower credit risk. The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

Investing in loans or other investments secured by real estate (other than mortgage-backed securities) may, as a result of default, foreclosure or otherwise, cause the Fund to take possession of and hold real estate as a direct owner. Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan. Private loans are generally illiquid and the Fund may not be able to sell the investments for their market value in a reasonable time or at all. The availability of commercial mortgage loans may at times be limited and the Fund may be unable to find a sufficient number of attractive opportunities in which to invest, which may negatively impact the Fund’s performance. The activity of identifying, completing and realizing attractive investments is highly competitive and involves a high degree of uncertainty. Consistent with customary industry practice, fees associated with the sourcing of loans acquired by the may be borne by the Fund.

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The use of LIBOR is expected to be phased out by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021.

19

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

October 31, 2020

6.	Federal Income Taxes:

a)

The Fund intends to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2020. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of paydowns, foreign currency gains and losses, adjustments related to Real Estate Investment Trusts (“REITs”) and certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the period ended October 31, 2020 are as follows (as adjusted for dividends payable, if applicable):

For the Period Ended October 31, 2020
Ordinary Income
$272,816

As of October 31, 2020, the components of accumulated earnings (deficit) for the Fund on a tax basis are as follows:

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
$65,862	$(458,296)	$302,025	$(90,409)

d)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as non-deductible expenses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2020, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Capital Stock and Paid-in-Capital	Distributable Earnings (Loss)
$ (1,488)	$1,488

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2020 is different from book purposes primarily due to REITs adjustments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to mark-to-market adjustments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 35,776,694	$598,730	$(296,794)	$301,936

f)

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period. At October 31, 2020 (tax year end), the Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
$ 458,296	$—

20

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

October 31, 2020

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews the Fund’s tax positions for all open tax years. As of October 31, 2020, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. The Fund files U.S. tax returns. Although the statute of limitations for examining the Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period ended October 31, 2020, the Fund did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for the Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Schroder Investment Management North America Inc. (“SIMNA”) under a sub-advisory agreement. SIMNA performs the daily investment of the assets of the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HFMC, a portion of which may be used to compensate SIMNA.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2020; the rates are accrued daily and paid monthly based on the Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
1.15% on first $1 billion and; 1.10% over $1 billion

b)

Accounting Services Agreement – HFMC provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Fund and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, the Fund pays HFMC a fee. Effective January 1, 2020, the fund accounting agreement was modified to reflect a new fee structure. Under this revised fee structure, HFMC is entitled to receive the following fee with respect to the Fund: the sub-accounting fee payable by HFMC to State Street plus the amount of expenses that HFMC allocates for providing the fund accounting services.

From November 1, 2019 to December 31, 2019, the accounting services fees for the Fund were accrued daily and paid monthly at the rates below.

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Over $7.0 billion	0.010%

c)

Operating Expenses – Allocable expenses incurred by the Fund are allocated to classes within the Fund, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund. As of October 31, 2020, HFMC contractually limited the total operating expenses of the Fund (exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through February 28, 2021, (unless the Board of Directors approves its earlier termination), as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class A-2	Class I	Class SDR
2.15%	2.65%	1.85%	1.65%

HFMC can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to HFMC (a) occurs within three years after HFMC’s own waiver or reimbursement and (b) does not cause the operating expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

d)

Sales Charges and Distribution and Service Plan for Class A and A2 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. For the period ended October 31, 2020, HFD did not receive front-end sales charges and contingent deferred sales charges for the Fund.

The Board of Trustees of the Fund has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A and Class A2 shares. Under each Plan, Class A and A2 shares of the Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A and Class A2 Plan, the Fund may pay HFD a fee of up to 0.25% and 0.75%, respectively, of the average daily net assets attributable to Class A and Class A2 shares for

21

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

October 31, 2020

distribution financing activities and shareholder account servicing activities, of which up to 0.25% may be used for shareholder servicing expenses. The Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Fund’s Board of Trustee’s may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Fund’s transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statement of Operations.

e)

Other Related Party Transactions – Certain officers of the Fund are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the period ended October 31, 2020, the Fund’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford Funds complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below.

CCO Compensation Paid by Fund
$54

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to the Fund. The Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to each share class of the Fund plus a target profit margin. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agents) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agents, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Board of Trustees; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. The Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statement of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the period ended October 31, 2020, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Class A	Class A2	Class I	Class SDR
0.26%	0.26%	0.26%	0.26%

8.	Secured Borrowings:

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Certain Transfers Accounted For As Secured Borrowings

Remaining Contractual Maturity of the Agreements

Opportunistic Income Fund	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Asset & Commercial Mortgage-Backed Securities	$—	$10,335,077	$—	$—	$10,335,077
Corporate Bonds	—	877,000	—	—	877,000

Total Borrowings	$—	$11,212,077	$—	$—	$11,212,077

Gross amount of recognized liabilities for sale buy-back transactions					$11,212,077

9.	Borrowings:

The Fund may borrow money to the extent set forth under “Investment Objectives and Policies” in its prospectus. Interest paid on borrowings will decrease the net earnings of the Fund and will not be available for investment. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may use leverage opportunistically and may use different types (including reverse repurchase agreements), combinations or amounts of leverage over time, based on the adviser’s and/or sub-adviser’s views concerning

22

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

October 31, 2020

market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does utilize leverage, what percentage of its assets such leverage will represent.

10.	Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience and knowledge of management, the Fund expects the risk of loss relating to these representations and warranties to be remote.

11.	Investment Transactions:

For the period ended October 31, 2020, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
$50,720,883	$19,033,232	$8,203,798	$4,237,959	$58,924,681	$23,271,191

12.	Capital Share Transactions:

The following information is for the period ended October 31, 2020:

	For the Period Ended October 31, 2020
	Shares	Amount
Class A(1)
Shares Sold	250,000	$6,250,000
Shares Issued for Reinvested Dividends	2,679	65,544

Net Increase	252,679	6,315,544

Class A2(2)
Shares Sold	399	$10,000
Shares Issued for Reinvested Dividends	5	111

Net Increase	404	10,111

Class I(1)
Shares Sold	250,000	$6,250,000
Shares Issued for Reinvested Dividends	2,732	66,865

Net Increase	252,732	6,316,865

Class SDR(1)
Shares Sold	504,000	$12,600,000
Shares Issued for Reinvested Dividends	46	1,118

Net Increase	504,046	12,601,118

Total Net Increase	1,009,861	$25,243,638

(1)	Commenced operations on November 1, 2019.
(2)	Commenced operations on January 8, 2020.

13.	Share Repurchase Program:

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at quarterly intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer (“Shareholder Notification”) and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (“Repurchase Pricing Date”).

23

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

October 31, 2020

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. Typically, the Repurchase Offer Amount is expected to be 5% of the shares outstanding on the Repurchase Request Deadline. Repurchase offers in excess of this amount will be made solely at the discretion of the Board.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

From the time the Fund sends the Shareholder Notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, such assets will consist of investments that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and no more than seven (7) calendar days from the Repurchase Pricing Date (“Repurchase Payment Date”), or which mature by the Repurchase Payment Deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects.

During the period ended October 31, 2020, the Fund completed three quarterly repurchase offers. In each of these repurchase offers, the Fund offered up to 5% of its issued outstanding common shares of beneficial interest at a price equal to the Fund’s NAV on the repurchase pricing date. During the period ended October 31, 2020, there were no shares repurchased.

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3
Repurchase Commencement Date	January 31, 2020	May 4, 2020	August 3, 2020
Repurchase Request Deadline	February 26, 2020	May 27, 2020	August 26, 2020
Repurchase Pricing Date	March 4, 2020	June 3, 2020	September 2, 2020

14.	Recent Accounting Pronouncement:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.

15.	Change in Independent Registered Public Accounting Firm:

On November 6, 2019, the Fund dismissed Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm. EY’s report on the Fund’s financial statements as of September 3, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. As of September 3, 2019 and through November 6, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund’s financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

24

Hartford Schroders Opportunistic Income Fund

Notes to Financial Statements – (continued)

October 31, 2020

On November 6, 2019, the Audit Committee of the Fund’s Board of Trustees participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal period ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, EY. During the Covered Period, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2020, events and transactions subsequent to October 31, 2020, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure.

The Fund completed a quarterly repurchase offer on November 25, 2020, which resulted in no Fund shares being repurchased.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Hartford Schroders Opportunistic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Schroders Opportunistic Income Fund (the “Fund”) as of October 31, 2020, and the related statements of operations, changes in net assets and cash flows for the period November 1, 2019 (commencement of operations) through October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets and its cash flows for the period November 1, 2019 (commencement of operations) through October 31, 2020, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 29, 2020

We have served as the auditor of one or more Hartford Funds investment companies since 2020.

26

Hartford Schroders Opportunistic Income Fund

Trustees and Officers of the Company (Unaudited)

Hartford Schroders Opportunistic Income Fund (the “Fund”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Fund as of October 31, 2020. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES*

HILARY E. ACKERMANN (1956)	Trustee	Since August 2019	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	73	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition in by Vistra Energy Corporation in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Trustee	Since August 2019	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	73	Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.

LYNN S. BIRDSONG (1946)	Trustee and Chair of the Board	Since August 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	73	None

CHRISTINE R. DETRICK (1958)	Trustee	Since August 2019	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	73	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).

DUANE E. HILL(4) (1945)	Trustee	Since August 2019	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	73	None

LEMMA W. SENBET (1946)	Trustee	Since August 2019	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	73	None

DAVID SUNG (1953)	Trustee	Since August 2019	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	73	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).

27

Hartford Schroders Opportunistic Income Fund

Trustees and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

OFFICERS AND INTERESTED TRUSTEE

JAMES E. DAVEY(5) (1964)	Trustee, President and Chief Executive Officer	President and Chief Executive Officer since 2017; Trustee since 2017	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	73	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since August 2019	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since August 2019	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since August 2019	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since August 2019	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2016	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A

28

Hartford Schroders Opportunistic Income Fund

Trustees and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

VERNON J. MEYER (1964)	Vice President	Since August 2019	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since August 2019	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since August 2019	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

*	Following their election by shareholders, the following persons become Directors effective November 2, 2020:

Derrick D. Cephas – Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020). Mr. Cephas serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee (March 2016 to present).

Andrew A. Johnson – Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).

Paul L. Rosenberg – Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).

(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)

Each Trustee holds an indefinite term until his or her retirement, resignation, removal, or death. Trustees generally must retire no later than December 31 of the year in which the Trustee turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.

(3)

The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 31, 2020, Mr. Hill will retire from the Board of Trustees.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

29

Hartford Schroders Opportunistic Income Fund

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at  http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Fund’s website at hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov.

30

Hartford Schroders Opportunistic Income Fund

Supplemental Proxy Information (Unaudited)

A joint special meeting of shareholders of the Fund was held on October 21, 2020 (the “Shareholder Meeting”). The Shareholder Meeting was held for the purpose of electing members of the Fund’s Board of Trustees. Shareholders elected the following ten (10) Trustees at the Shareholder Meeting:

•	Hilary E. Ackermann
•	Robin C. Beery
•	Lynn S. Birdsong
•	Derrick D. Cephas
•	James E. Davey
•	Christine R. Detrick
•	Andrew A. Johnson
•	Paul L. Rosenberg
•	Lemma W. Senbet
•	David Sung

The results of the shareholders’ election of Trustees were as follows:

Hartford Schroders Opportunistic Income Fund Shares Outstanding (as of Record Date): 1,006,104.780 Total Shares Voted: 1,006,104.780 Percentage of Shares Voted: 100%
Trustee	Vote	Total Shares Voted	Percentage of Shares Voted	Percentage of Shares Outstanding
Hilary E. Ackermann	For:	1,006,104.780	100.000%	100.000%
	Withheld:	0.000	0.000%	0.000%
Robin C. Beery	For:	1,006,104.780	100.000%	100.000%
	Withheld:	0.000	0.000%	0.000%
Lynn S. Birdsong	For:	1,006,104.780	100.000%	100.000%
	Withheld:	0.000	0.000%	0.000%
Derrick D. Cephas	For:	1,006,104.780	100.000%	100.000%
	Withheld:	0.000	0.000%	0.000%
James E. Davey	For:	1,006,104.780	100.000%	100.000%
	Withheld:	0.000	0.000%	0.000%
Christine R. Detrick	For:	1,006,104.780	100.000%	100.000%
	Withheld:	0.000	0.000%	0.000%
Andrew A. Johnson	For:	1,006,104.780	100.000%	100.000%
	Withheld:	0.000	0.000%	0.000%
Paul L. Rosenberg	For:	1,006,104.780	100.000%	100.000%
	Withheld:	0.000	0.000%	0.000%
Lemma W. Senbet	For:	1,006,104.780	100.000%	100.000%
	Withheld:	0.000	0.000%	0.000%
David Sung	For:	1,006,104.780	100.000%	100.000%
	Withheld:	0.000	0.000%	0.000%

As of the date of the Shareholder Meeting, Mr. Duane E. Hill served as a Trustee of the Fund and did not seek re-election. Mr. Hill will continue to serve as a Trustee until his scheduled retirement as of December 31, 2020.

31

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2020), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2020

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This report is submitted for the general information of the shareholders of the Hartford Schroders Opportunistic Income Fund (the “Fund”). It is not authorized for distribution to persons who are not shareholders of the Fund unless preceded or accompanied by a current prospectus the Fund. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained in the Fund’s prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Fund is distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Fund’s investment manager. The Fund is sub-advised by Schroder Investment Management North America Inc. HFD and HFMC are not affiliated with Schroder Investment Management North America Inc.

MFAR-HSOPI20    12/20    219827    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for the Fund’s first fiscal year ended October 31, 2020 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year were:

$36,000 for the fiscal year ended October 31, 2020.

(b)

Audit Related Fees: The aggregate fees billed for the Fund’s first fiscal year ended October 31, 2020 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended October 31, 2020.

(c)

Tax Fees: The aggregate fees billed for the Fund’s first fiscal year ended October 31, 2020 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$0 for the fiscal year ended October 31, 2020. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed for the Fund’s first fiscal year ended October 31, 2020 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2020.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

1.   The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.   The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.   The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.   The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.   The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Fund’s first fiscal year ended October 31, 2020 were:

Non-Audit Fees: $0 for the fiscal year ended October 31, 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Fund’s Board, HFMC has delegated to the sub-adviser the authority to vote all proxies relating to the Fund’s portfolio securities, subject to oversight by HFMC. The sub-adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to oversight by HFMC. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest. In addition, if the sub-adviser requests that HFMC vote a proxy in the Fund because the sub-adviser believes it has a conflict of interest with respect to said proxy, HFMC may vote such securities. HFMC may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary.

A summary of the policies and procedures used by the sub-adviser to determine how to vote certain proxies relating to portfolio securities is described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser’s policies and procedures, as well as the Fund’s voting records. For a complete copy of the sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it uses, please refer to hartfordfunds.com. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

The Fund will file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year.

SUMMARY OF SIMNA PROXY VOTING POLICY

Proxy Voting General Principles

SIMNA and its affiliates. (collectively, “Schroders”) will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Corporate Governance Committee

The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with Schroders to ensure compliance with this proxy voting policy. The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

The Schroders’ Group Corporate Governance Team (the “Team”) provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.

When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

The Team uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS’s and others’ recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Fund’s Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders’ clients and the interests of Schroders and/or its employees. Schroders has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

•A proponent of a proxy proposal has a client relationship with Schroders;

•A proponent of a proxy proposal has a business relationship with Schroders;

•Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

Schroders is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. Schroders (or the Team on behalf of Schroders) will determine whether a proposal is material as follows:

•Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless Schroders has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless Schroders determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If Schroders determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

A.            If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

B.            If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

C.            If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders’ own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D.            If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, Schroders will vote in accordance with ISS’ recommendation.

Voting Coverage

Schroders recognizes its responsibility to make considered use of voting rights. The overriding principle governing our approach to voting is to act in line with its fiduciary responsibilities in what we deem to be the interests of its clients.

Schroders normally hopes to support company management; however, it will withhold support or oppose management if it believes that it is in the best interests of its clients to do so.

Schroders votes on a variety of resolutions; however the majority of resolutions target specific corporate governance issues which are required under local stock exchange listing requirements, including but not limited to: approval of directors, accepting reports and accounts, approval of incentive plans, capital allocation, reorganizations and mergers. Schroders does vote on both shareholder and management resolutions.

Schroders Corporate Governance specialists assess resolutions, applying its voting policy and guidelines (as outlined in its Environmental, Social and Governance Policy) to each agenda item. These specialists draw on external research, such as the Investment Association’s Institutional Voting Information Services, the Institutional Shareholder Services (ISS), and public reporting.

Schroders’ own research is also integral to our process and this will be conducted by both our investment and ESG analysts. Corporate Governance specialists will consult with the relevant analysts and portfolio managers to seek their view and better understand the corporate context. The final decision will reflect what investors and Corporate Governance specialists believe to be in the best long term interest of their client. When voting, where there is insufficient information with which to make a voting decision Schroders may not vote.

In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these.

Schroders UK Stewardship Code Statement outlines its approach in this area in more detail for all of its international holdings and is publically available.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Michelle Russell-Dowe, Head of Securitized Credit at Schroders and Portfolio Manager of Schroders Securitized Credit Team, has served as a portfolio manager of the Fund since inception. Ms. Dowe joined Schroders in 2016.

Anthony Breaks, Portfolio Manager on Schroders Securitized Credit Team, has served as a portfolio manager of the Fund since inception. Mr. Breaks joined Schroders in 2016.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of October 31, 2020:

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Michelle Russell-Dowe
Other Registered Investment Companies	7	$1,867	0	$0
Other Pooled Investment Vehicles	16	$5,923	1	$37
Other Accounts	16	$3,438	1	$651
Anthony Breaks
Other Registered Investment Companies	7	$1,867	0	$0
Other Pooled Investment Vehicles	16	$5,923	1	$37
Other Accounts	16	$3,438	1	$651

CONFLICTS OF INTEREST BETWEEN THE FUND SUB-ADVISED BY SCHRODERS’ PORTFOLIO MANAGERS AND OTHER ACCOUNTS

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. In addition, some of these accounts managed by the portfolio managers may have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees SIMNA receives for managing the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take advantage of that opportunity due to an allocation of that opportunity to or across eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account. Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroder employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their Funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of Funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include: 50% ICE BofA US ABS & CMBS Index, 50% S&P/LSTA Leveraged Loan Index.

(a)(4) Ownership of Securities

As of October 31, 2020, the Fund’s portfolio managers did not beneficially own any shares in the Fund.

(b) There have been no changes to the portfolio managers identified in the most recently filed registration statement on Form N-2 (File Nos. 333-232663 and 811-23457) for the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND

Date: December 30, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 30, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: December 30, 2020	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)